Exhibit 23.1


             Consent of Independent Auditors

We  consent  to  the incorporation by  reference  in  the
Registration   Statement   (Form   S-8   No.   333-00000)
pertaining  to the Comtex News Network, Inc.  1995  Stock
Option  Plan, As Amended, of our report dated August  29,
2002,   with   respect  to  the  consolidated   financial
statements of Comtex News Network, Inc. included in its Annual Report (Form 10-K) for the year ended June 30,
2002, filed with the Securities and Exchange Commission.



                              /s/ Ernst & Young LLP
McLean, Virginia
February 12, 2003